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                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549


                                      FORM 8-K



                              Current Report Pursuant
                           to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported): February 13, 1998


                              RURAL CELLULAR CORPORATION
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                (Exact name of Registrant as Specified in its Charter)


                                      MINNESOTA
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                    (State or other Jurisdiction of Incorporation)


             0-27416                                        41-1693295
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     (Commission File Number)                 (IRS Employer Identification No.)


3905 DAKOTA STREET S.W., ALEXANDRIA, MINNESOTA              56308
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     (Address of Principal Executive Offices)               (Zip Code)


     Registrant's Telephone Number, Including Area Code          (320) 762-2000
                                                                 --------------

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             Former Name or Former Address, if Changed Since Last Report


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Item 5. Other Events.

On February 13, 1998, the Registrant entered into an agreement to acquire the net assets of Atlantic Cellular Corporation ("Atlantic"). Consummation of the acquisition is contingent upon FCC approval and other consents and is anticipated to occur during the third quarter of 1998. This agreement provides that the Registrant will acquire cellular licenses that will include the entire state of Vermont (RSA 1, RSA 2 and the Burlington Metropolitan Statistical
Area); western New Hampshire (RSA 1); the northeastern corner of New York (RSA
2); and northwestern Massachusetts (RSA 1). Atlantic has approximately 1.1 million POPs (population served). The total purchase price will be approximately $256 million, which will be financed through long-term borrowings for which the Registrant has received preliminary commitments. According to information provided to the Registrant, Atlantic currently serves approximately 68,000 customers and posted revenues of $40 million for the year ended December 31, 1997.

On February 19, 1998, the Registrant entered into an agreement to acquire the cellular telephone license, operations and related assets of Western Maine Cellular, Inc. ("WMC"), a wholly-owned subsidiary of Utilities, Inc. The total purchase price will be $7.5 million, which will be financed through long-term borrowings for which the Registrant has received preliminary commitments. WMC is licensed to provide cellular communications services in RSA 1, covering Oxford and Franklin Counties of Maine. WMC's service area will link the Company's existing cellular operation in central Maine to the multi-state cellular system of Atlantic Cellular to the west and south. WMC has approximately 84,000 POPs. According to information provided to the Registrant, WMC serves more than 2,400 customers and posted revenues of $1.6 million for the year ended December 31, 1997.




Item 7. Financial Statements and Exhibits.

          (c)  Exhibits

                         99.1 Press release dated February 18, 1998, announcing
                              acquisition of Atlantic Cellular

                         99.2 Press release dated February 26, 1998, announcing
                              acquisition of Western Maine


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                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        RURAL CELLULAR CORPORATION


                                        /s/ Richard P. Ekstrand
                                        ----------------------------------------
                                        RICHARD P. EKSTRAND
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER

Date: February 27, 1998